TRUSTEE'S MONTHLY REPORTING PACKAGE
                      FOR THE MONTH ENDED MARCH 31, 1998




                       ALLIANCE ENTERTAINMENT CORP. et al.
                                (Name of Debtor)


           97 B 44673 through 97 B 44687 (BRL) (Jointly Administered)
                                 (Case Numbers)

                            Willkie Farr & Gallagher
                              (Debtors' Attorneys)






                               /s/ David E. Hawthorne
                ------------------------------------------------
                                    Signed by:

   David E. Hawthorne,   Executive  Vice  President,  Chief  Financial  Officer
                             (Preparer)

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET (Unaudited)
March 31, 1998
(Amounts in Thousands)

                    ASSETS
CURRENT ASSETS
  Cash and cash equivalents                                      $     3,727
  Accounts receivable, net                                            61,068
  Inventory                                                           55,980
  Prepaid expenses and advances                                        3,390
  Refundable income taxes                                              2,112
                                                                 -------------
    Total current assets                                             126,277
INVESTMENTS                                                            6,459
PROPERTY AND EQUIPMENT                                                25,887
COPYRIGHTS                                                             3,725
COST IN EXCESS OF NET ASSETS
OF BUSINESSES ACQUIRED                                                45,366
COVENANTS NOT TO COMPETE                                               2,945
OTHER ASSETS                                                           5,356
                                                                 -------------
                                                                 $   216,015
                                                                 =============
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Excess of outstanding checks over
    bank balance                                                 $        39
  Notes payable                                                       23,500
  Current maturities of long-term debt                                   638
  Accounts payable and accrued expenses                               35,302
                                                                 -------------
    Total current liabilities                                         59,479

LONG-TERM DEBT                                                         6,585

LIABILITIES SUBJECT TO SETTLEMENT
  UNDER THE REORGANIZATION CASE                                      427,855

STOCKHOLDERS' EQUITY
 Common stock                                                              4
  Preferred Stock                                                          5
  Additional paid-in captial                                         146,965
  Employee notes for stock purchase                                      (52)
  Retained earnings (deficit)                                       (424,826)
  Foreign Currency translation adjustment
                                                                 -------------
                                                                    (277,904)
                                                                 -------------
                                                                 $   216,015
                                                                 =============

     *The following  subsidiaries do not have any operating  activity:  Alliance
Ventures Inc.,  AEC Americas,  Inc., FL  Acquisition  Corp. and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
MONTH ENDED March 31, 1998
(Amounts in Thousands)

Net Sales                                                        $    25,867

Cost of sales                                                         22,260
                                                                 -------------
    Gross profit                                                       3,607

Selling, general and administrative expenses                           4,095
Amortization of intangible assets                                        497
                                                                 -------------
                                                                       4,592
                                                                 -------------
                                                                        (985)
                                                                 -------------
Reorganization items                                                   1,122

Other income (expense)
  Equity in net income (loss) of unconsolidated
   entities                                                              384
  Amortization of deferred financing costs                              (137)
  Other income (expense) - net                                            (6)
  Interest expense                                                    (1,377)
                                                                 -------------
                                                                      (1,136)
                                                                 -------------

   Income(loss) before income taxes                                   (3,243)

Provision for income taxes
                                                                 -------------

   Net income (loss)                                             $    (3,243)
                                                                 =============

     *The following  subsidiaries do not have any operating  activity:  Alliance
Ventures Inc.,  AEC Americas,  Inc., FL  Acquisition  Corp. and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
MONTH ENDED March 31, 1998
(Amounts in Thousands)

Net Income (Loss)                                                  $  (3,243)

Adjustments to reconcile net income (loss) to
  net cash provided by operating activities:
   Depreciation and amortization                                         893
   Equity in net income (loss) of unconsolidated
    entities                                                            (384)
   Reorganization items                                                1,122
   Changes in working capital and other, net                          10,246
Net cash provided by (used in) operating                         -------------
activities before reorganization items                                 8,634
                                                                 -------------

Reorganization items:
  Chapter 11 professional fees paid                                   (1,122)
                                                                 -------------
Net cash used by reorganization items                                 (1,222)
                                                                 -------------
Net cash provided by (used in)
  operating activities                                                 7,512
                                                                 -------------

Cash Flows From Investing Activities
  Purchase of property and equipment                                    (330)
  (Increase) decrease in investments
  (Increase) decrease in copyrights                                     (139)
  (Increase) decrease in other assets                                   (366)

Net cash provided by (used in)                                   -------------
  Investing Activities                                                  (835)
                                                                 -------------

Cash Flows From Financing Activities
  Increase (decrease) in excess of out-
   standing checks over bank balance                                    (336)
  Net financing proceeds to affiliates                                    17
  Proceeds from Borrowings
  Payments on Borrowings                                             (10,016)

Net Cash provided by (used in)                                   -------------
  Financing Activities                                               (10,335)
                                                                 -------------

Net increase (decrease) in cash:                                       3,658

Cash
  Beginning                                                            7,385
                                                                 -------------
  Ending                                                         $     3,727
                                                                 =============

     * The following  subsidiaries do not have any operating activity:  Alliance
Ventures Inc.,  AEC Americas,  Inc., FL  Acquisition  Corp. and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET (Unaudited)
March 31, 1998
(Amounts in Thousands)
                                                                                                               Alliance
                                     Alliance                                               Eliminations     Entertainment
                                    Entertainment  AE Land       Matrix                        and            Corp. and
                      Sub-total       Corp.          Corp       Software      Execusoft    Reclassification  Subsidiaries*
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
  ASSETS
CURRENT ASSETS
Cash and Cash
  equivalents         $   1,456     $   1,916     $     294     $      61     $            $                 $     3,727
Accounts receivable,
  net                    60,974                                        47            47                           61,068
Inventory                55,980                                                                                   55,980
Prepaid expenses          3,196           167            27                                                        3,390
Due from affiliates       7,531        45,560         1,111          (452)          250        (54,000)
Refundable income taxes      36         2,076                                                                      2,112
Deferred income taxes
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
Total current assets    129,173        49,719          1,432         (344)          297        (54,000)          126,277
 INVESTMENTS, at cost       944        13,190                                                   (7,675)            6,459
PROPERTY AND EQUIPMENT    6,361            35        19,269           222                                         25,887
COPYRIGHTS                3,725                                                                                    3,725
COST IN EXCESS OF
 NET ASSETS OF
 BUSINESS ACQUIRED                     45,366                                                                     45,366
COVENANTS NOT TO
 COMPETE                    198         2,747                                                                      2,945
DEFERRED INCOME TAXES
OTHER ASSETS                177         4,741           138           300                                          5,356
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
                      $ 140,578     $ 115,798     $  20,839     $     178     $     297    $   (61,675)      $   216,015
                      ==========    ===========   ===========   ==========    ==========   ================= ==============
LIABILITIES AND STOCKHOLDERS
  EQUITY
CURRENT LIABILITIES
Excess of outstanding
 checks over bank
 balance              $      39     $             $             $             $            $                 $        39
Notes payable             4,219        18,763                         518                                         23,500
Current maturities of
 long-term debt             223                         415                                                          638
Accounts payable
 and accrued expenses    24,019        11,076           153            54                                         35,302
Income tax payable
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
Total current
  liabilities            28,500        29,839           568           572                                         59,479
LONG-TERM DEBT              720                       5,865                                                        6,585
DEFERRED INCOME TAXES
LIABILITIES SUBJECT
TO SETTLEMENT UNDER
THE REORGANIZATION      181,971       262,184        14,479         3,182           538        (34,499)          427,855

STOCKHOLDERS' EQUITY
Common Stock              3,123             4                           1            13         (3,137)                4
Preferred Stock                             5                                                                          5
Additional paid-in
  capital                26,300       146,965                                                  (26,300)          146,965
Employee notes for
  stock purchase                          (52)                                                                       (52)
Retained earnings
  (deficit)            (100,036)     (323,147)          (73)       (3,577)         (254)         2,261          (424,826)
Foreign currency
translation adjustment
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
                        (70,613)     (176,225)          (73)       (3,576)         (241)       (27,176)         (277,904)
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
                      $ 140,578     $ 115,798     $  20,839     $     178     $     297    $   (61,675)      $   216,015
                      ==========    ===========   ===========   ==========    ==========   ================= ==============
    *The following  subsidiaries do not have any operating  activity:  Alliance
Ventures,  Inc. AEC Americas,  Inc., FL Acquisition  Corp.  and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET (Unaudited)
March 31, 1998
(Amounts in Thousands)

                             Independent   Passport     Passport                    Castle                    AEC
                              National      Music        Music       Concord    Communications  One Way    One Stop
                            Distributors  Distribution Worldwide     Records       (U.S.)       Records     Group      Sub-total
                            ------------  -----------  -----------  ----------  -------------   --------  ----------- ----------
ASSETS
CURRENT ASSETS
Cash and cash equivalents $          6    $            $            $           $               $    34   $    1,416  $   1,456
Accounts receivable, net         2,180        2,865                     1,306          (496)      6,339       48,780     60,974
Inventory                        3,849                                  1,673                     4,317       46,141     55,980
Prepaid expenses and
advances                                         26                     2,377                       462          331      3,196
Due from Affiliates             (2,081)       8,834        698          1,374          (887)        126         (533)     7,531
Refundable income taxes                                                    36                                                36
Deferred income taxes
                           ------------- ------------ ------------ ------------ -------------- ---------- ------------ ----------

Total current assets             3,954       11,725        698          6,766        (1,383)     11,278       96,135    129,173
INVESTMENTS, at cost                                                      542                                    402        944
PROPERTY AND EQUIPMENT                                                    218                       670        5,473      6,361
COPYRIGHTS                                                              3,725                                             3,725
COST IN EXCESS OF NET ASSETS
OF BUSINESSES ACQUIRED
COVENANTS NOT TO COMPETE                                                                                         198        198
DEFERRED INCOME TAXES
OTHER ASSETS                        16           12                        19                        43           87        177
                          ------------- ------------ ------------ ------------ -------------- ---------- ------------ ----------
                          $      3,970  $    11,737  $     698    $    11,270  $     (1,383)  $  11,991  $   102,295  $ 140,578
                          ============= ============ ============ ============ ============== ========== ============ ==========
LIABILITIES AND
STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Excess of outstanding
checks over bank balance  $             $         5  $            $        34  $              $          $            $      39
Notes payable                    2,949                                  3,595            602       (510)      (2,417)     4,219
Current maturities of
 long-term debtm                                                                                                 223        223
Accounts payable and
accrued expenses                 1,310                                  1,320             32      1,467       19,890     24,019
Income Tax Payable
                          ------------- ------------ ------------ ------------ -------------- ---------- ------------ ----------
Total current liabilities        4,259            5                     4,949            634        957       17,696     28,500

LONG-TERM DEBT                                                                                                   720        720
DEFERRED INCOME TAXES

LIABILITIES SUBJECT
TO SETTLEMENT UNDER
REORGANIZATION CASE             71,904       13,827      1,392          6,464          7,333     13,098       67,953    181,971

STOCKHOLDERS' EQUITY
Common Stock                     1,000            5                        22                     2,095            1      3,123
Preferred Stock
Additional paid-in capital      16,117            7                        27                                 10,149     26,300
Employee notes for stock
  purchase
Retained earnings (deficit)    (89,310)      (2,107)      (694)          (192)        (9,350)    (4,159)       5,776   (100,036)
Foreign Currentcy
Translation Adjustment
                          ------------- ------------ ------------ ------------ -------------- ---------- ------------ ----------
                               (72,193)      (2,095)      (694)          (143)        (9,350)    (2,064)      15,926    (70,613)
                          ------------- ------------ ------------ ------------ -------------- ---------- ------------ ----------
                          $      3,970  $    11,737  $     698    $    11,270  $      (1,383) $  11,991  $   102,295  $ 140,578
                          ============= ============ ============ ============ ============== ========== ============ ==========

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF OPERATIONS (Unaudited)
MONTHS ENDED March 31, 1998
(Amounts in Thousands)
                                                                                                             Alliance
                                    Alliance                                               Eliminations      Entertainment
                                   Entertainment    AE Land      Matrix                       and            Corp. and
                     Sub-total       Corp.           Corp       Software     Execusoft    Reclassifications  Subsidiaries*
                     ----------   -------------    ----------   ----------   ----------   ----------------- --------------
Net sales            $  25,771    $                $            $      96     $            $                 $    25,867

Cost of sales           22,255                                          5                                         22,260
                     ----------   -------------    ----------   ----------   ----------   ----------------- --------------
Gross Profit             3,516                                         91                                          3,607

Selling, general
and administrative
expenses                3,769             414          (40)          (48)                                          4,095
Amortization of
intangible assets          15             482                                                                        497
                     ----------   -------------    ----------   ----------   ----------   ----------------- --------------
                        3,784             896          (40)          (48)                                          4,592
                     ----------   -------------    ----------   ----------   ----------   ----------------- --------------

                         (268)           (896)          40           139                                            (985)
                     ----------   -------------    ----------   ----------   ----------   ----------------- --------------

Reorganization items                    1,122                                                                      1,122
Other income
(expense)
Equity in net income
(loss) of unconsolidated
 entities                                 384                                                                        384
Amortization of
 deferred financing
  costs                                  (135)          (2)                                                         (137)
Other income (expense)
  - net                    (3)             (3)                                                                        (6)
Interest expense         (593)           (742)         (38)           (4)                                         (1,377)
                     ----------   -------------    ----------   ----------   ----------   ----------------- -------------
                         (596)           (496)         (40)           (4)                                         (1,136)
                     ----------   -------------    ----------   ----------   ----------   ----------------- -------------
Income before
 income taxes            (864)         (2,514)                       135                                           3,243
Provision for
income taxes         ----------   -------------    ----------   ----------   ----------   ----------------- -------------
Net income (loss)    $   (864)    $    (2,514)     $            $    135     $            $                 $     (3,243)
                     ==========   =============    ==========   ==========   ==========   ================= =============

     *The following  subsidiaries do not have any operating  activity:  Alliance
Ventures,  Inc., AEC Americas,  Inc., FL Acquisition  Corp. and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF OPERATIONS (Unaudited)
MONTH ENDED March 31, 1998
(Amounts in Thousands)

                        Independent   Passport     Passport                     Castle                   AEC
                         National       Music       Music       Concord     Communications One Way     One Stop
                        Distributors  Distribution Worldwide     Records        (U.S.)      Records      Group      Sub-total
                        ------------  ----------- -----------  ----------   -------------  --------   ---------- ------------
Net sales               $             $           $            $     613    $              $ 1,064    $  24,094  $   25,771

Cost of sales                                                        289                       601       21,365      22,255
                       -------------  ----------- -----------  -----------  -------------  --------   ---------- ------------
Gross Profit                                                         324                       463        2,729       3,516

Selling, general and
administrative expenses        168                                   252                       511        2,838       3,769
Amortization of
intangible assets                                                     15                                                 15
                       ------------   ----------- -----------  -----------  -------------  --------   ---------- -----------

                               168                                   267                       511        2,838       3,784
                       ------------   ----------- -----------  -----------  -------------  --------   ---------- -----------

                              (168)                                   57                       (48)        (109)       (268)
                       ------------   ----------- -----------  -----------  -------------  --------   ---------- -----------
Reorganization items

Other income (expense)
Equity in net income
(loss) of unconsolidated
entities
Amortization of deferred
financing costs
Other income (expense)
  - net                                                                              (3)                                 (3)
Interest expense             (410)                                  (69)            (50)       (47)         (17)       (593)
                       ------------   ----------- -----------  -----------  -------------  --------   ---------- -----------
                             (410)                                  (69)            (53)       (47)         (17)       (596)
                       ------------   ----------- -----------  -----------  -------------  --------   ---------- -----------
Income (loss) before
   income taxes              (578)                                  (12)            (53)       (95)        (126)       (864)
Provision for
income taxes
                       ------------   ----------- -----------  -----------  -------------  --------   ---------- -----------
Net income (loss)      $     (578)    $           $            $    (12)    $       (53)   $   (95)   $    (126) $     (864)
                       ============   =========== ===========  ===========  =============  ========   ========== ===========

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS (Unaudited)
MONTH ENDED March 31, 1998
(Amounts in Thousands)
                                                                                                               Alliance
                                     Alliance                                                Eliminations      Entertainment
                                    Entertainment   AE Land       Matrix                         and            Corp. and
                       Sub-total       Corp.         Corp        Software     Execusoft    Reclassifications   Subsidiaries*
                       ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Net Income (loss)      $    (864)   $    (2,514)   $            $      135    $            $                  $       (3,243)
Adjustments to reconcile
net income (loss) to net
cash provided by
operating activities:
Depreciation and
   amortization              111            618          155             9                                               893
Equity in net income (loss)
of unconsolidated entities                 (384)                                                                        (384)
Reorganization items                      1,122                                                                        1,122
Changes in working
 capital and other, net    9,351            826           36            33                                            10,246
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Net cash provided by
(used in) operating
activities before
reorganization items       8,598           (332)         191           177                                             8,634
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Reorganization Items:
Chapter 11 professional
fees paid                                (1,122)                                                                      (1,122)
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Net cash used by
reorganization items                     (1,122)                                                                      (1,122)
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Net cash provided by
(used in) operating
activities                 8,598         (1,454)         191           177                                             7,512
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Cash Flows From Investing Activities
Purchase of property
and equipment               (307)                         (6)          (17)                                             (330)
(Increase) Decrease in
   Investments
Investments
(Increase) Decrease in
Copyrights                   (139)                                                                                      (139)
Increase in other assets       (1)          (65)                      (300)                                             (366)

Net cash provided by
(used in)               ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Investing Activities         (447)          (65)          (6)         (317)                                             (835)
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Cash Flows From Financing Activities
Increase (decrease) in
excess of outstanding
checks over bank balance    (336)                                                                                       (336)
Net financing proceeds
 to affiliates           (10,242)        10,290         (151)          120                                                17
Proceeds from issuance
 of stock
Proceeds for redemption
 of stock
Proceeds from Borrowings
Payments on Borrowings       (16)       (10,000)                                                                     (10,016)
Net Cash provided by
(used in)               ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Financing Activities     (10,594)           290         (151)          120                                           (10,335)
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Effect of foreign
 currency translation
Net increase (decrease)
in cash:                  (2,443)        (1,229)          34           (20)                                           (3,658)
Cash
Beginning                  3,899          3,145          260            81                                             7,385
                        ==========   ============   ==========   ===========   ==========  ================== ===============
Ending                  $  1,456     $    1,916     $    294     $      61     $           $                  $        3,727
                        ==========   ============   ==========   ===========   ==========  ================== ===============
     *The following  subsidiaries do not have any operating  activity:  Alliance
Ventures Inc.,  AEC Americas,  Inc., FL  Acquisition  Corp. and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS (Unaudited)
MONTH ENDED March 31, 1998
(Amounts in Thousands)

                                Independent       Passport      Passport                 Castle                    AEC
                                National          Music         Music     Concord   Communications   One Way    One Stop
                                Distributors      Distribution  Worldwide Records     (U.S.)         Records     Group     Sub-total
                              ----------------   -------------- --------- --------- ---------------  --------  --------- -----------
Net Income (loss)             $         (578)     $              $        $   (12)  $     (53)       $   (95)  $   (126) $   (864)
Adjustments to reconcile net
income (loss) to net cash
provided by operating activities:
Depreciation and amortization                                                  20                         16         75       111
Equity in net income (loss)
of unconsolidated entities
Reorganization items
Changes in working capital
and other, net                           664                                 (155)        (39)           938      7,943     9,351
Net cash provided by (used
in) operating activities      ----------------   -------------- --------- --------- ---------------  --------  --------- ----------
before reorganization items               86                                 (147)        (92)           859      7,892     8,598
                              ----------------   -------------- --------- --------- ---------------  --------  --------- ----------
Reorganization items:
Chapter 11 professional
 fees paid
                              ----------------   -------------- --------- --------- ---------------  --------  --------- ----------
Net cash used by
reorganization items
                              ----------------   -------------- --------- --------- ---------------  --------  --------- ----------
Net cash provided by (used in)
operating activities                      86                                 (147)        (92)           859      7,892      8,598
                              ----------------   -------------- --------- --------- ---------------  --------  --------  ----------
Cash Flows From Investing
Activities
(Purchase) disposal of property
(Increase) decrease
  in investments                                                                                                   (307)      (307)
(Increase) decrease
  in copyrights                                                              (139)                                            (139)
(Increase) decrease
  in other assets                                                                                                    (1)        (1)
Net cash provided by
(used in)
                              ----------------   -------------- --------- --------- ---------------  --------  --------  ----------
Investing Activities                                                         (139)                                 (308)      (447)
                              ----------------   -------------- --------- --------- ---------------  --------  --------  ----------
Cash Flows From Financing
Activities
Increase (decrease) in excess
  of outstanding checks
  over bank balance                      (23)                                (136)                    (177)                   (336)
Net financing proceeds to
  affiliates                             (57)                                 422          92         (648)    (10,051)    (10,242)
Proceeds from issuance of stock
Payments for redemption of stock
Proceeds from Borrowings
Payments on Borrowings                                                                                             (16)        (16)
Payments on Borrowings
Net Cash provided by
(used in)                     ----------------   -------------- --------- --------- ---------------  --------  --------  ----------
Financing Activities                     (80)                                 286          92         (825)    (10,067)    (10,594)
                              ----------------   -------------- --------- --------- ---------------  --------  --------  ----------
Effect of foreign currency
translation
Net increase (decrease) in
cash:                                      6                                                            34      (2,483)     (2,443)
Cash
Beginning                                                                                                        3,899       3,899
                              ================   ============== ========= ========= ===============  ========  ========  ==========
Ending                        $            6      $             $         $         $                $  34     $ 1,416   $   1,456
                              ================   ============== ========= ========= ===============  ========  ========  =========

ALLIANCE ENTERTAINMENT CORP.  AND SUBSIDIARIES

NOTES TO CONSOLIDATING FINANCIAL STATEMENTS

Unaudited Interim Financial Information

The unaudited consolidating financial statements of Alliance Entertainment Corp. and subsidiaries (the "Company"), have been prepared in accordance with the American Institute of Certified Public Accountants Statement of Position 90-7: "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7") and generally accepted accounting principles applicable to a going concern, which principles, except as otherwise disclosed, assume that assets will be realized and liabilities will be discharged in the normal course of business. The Company filed petitions for relief under Chapter 11 of the United States Bankruptcy Code ("Chapter 11") on July 14, 1997 (the "Filing"). The Company is presently operating its business as a debtor-in-possession subject to the jurisdiction of the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").

     Except as set forth, the unaudited consolidating balance sheet as of March 31, 1998, and the unaudited consolidating statements of operations and cash flows for the month ended March 31, 1998 (interim financial information), have generally been prepared on the same basis as the audited financial statements except that the unaudited financial statements. The financial statements include all adjustments believed by management to be necessary to fairly reflect the Company's financial position and results of operations in accordance with generally accepted accounting principles. The preparation of these financial statements has required the development by management of a number of significant estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Significant estimates inherent in the preparation of the accompanying financial statements include management's estimate of future cash flows used as a basis to assess the recoverability of long-lived assets, adjustments to reduce the carrying value of inventory and accounts receivable to net realizable value and estimates of cost incurred in connection with restructuring and related activities. These accounting estimates are subject to material change in the near term. In addition, the accompanying financial statements are unaudited and, upon completion of the annual financial statement audit by the Company's independent accountants for the year ended December 31, 1998 may require further adjustments. Excluded from the Filing were the following non-debtor subsidiaries of the Company's Proprietary Products Group, including: Castle Communications plc (and its related affiliates); The St. Clair Entertainment Group, Inc.; and Red Ant Entertainment LLC ("Red Ant") (and its related affiliates). Accordingly, the accompanying financial statements have been prepared excluding their financial position, results of operations and cash flows. The results of operations of those businesses and the Company's underlying equity therein have been presented under the equity method of accounting. In the opinion of the Company, the interim financial information is considered preliminary and may not include all adjustments, necessary for a fair statement of the results of the interim period.

Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted from the interim financial information. These statements should be read in conjunction with the Company's financial statements for the year ended December 31, 1997. The results of operations for the month ended March 31, 1998, may not be indicative of the operating results for the full year or any future interim period.

     The Company experienced significant operating losses in 1996 and 1997 and continued to post a year-to-date operating loss in 1998. The Company's ability to continue as a going concern is dependent upon the confirmation of a plan of reorganization by the Bankruptcy Court, the ability to maintain compliance with debt covenants under the Revolving Credit and Guaranty Agreement, as amended, ("DIP Financing Agreement"), achievement of profitable operations, and the resolution of the uncertainties of the reorganization case discussed below.

Restructuring and Other Charges

     During the month ended March 31, 1998, approximately $0.4 million was paid and charged against liabilities established by the Company at December 31, 1997 for restructuring and other non-recurring charges relating to its consolidation plans. As of March 31, 1998, approximately $8.9 million remains to be paid in future periods.

Reorganization under Chapter 11; Pre-Petition Credit Agreement

     On June 30, 1997, the Company failed to make the full amortization payment of $1.5 million on its senior secured credit facility (the "Pre-petition Credit Agreement") and additionally failed to satisfy a financial covenant requiring the Company raise $35 million of equity prior to July 1, 1997 and as a result was in default under the provisions of its Pre-petition Credit Agreement. Under the terms of its Pre-petition Credit Agreement and as a result of the existing defaults, the Company's banks had the right to accelerate the maturity of approximately $187 million of outstanding indebtedness.

     Additionally, as a result of the defaults under the Pre-petition Credit Agreement, the Company was unable to make a July 15, 1997 interest payment due and payable on the Company's $125 million of 11.25% Senior Subordinated Notes due 2005.

On July 14, 1997, as a result of the defaults under the Pre-petition Credit Agreement, the pending payment default on the Company's Senior Subordinated Notes and an overall inability to operate the Company's business under the existing liquidity restraints, the Company and fourteen of its wholly-owned subsidiaries filed voluntarily under Chapter 11 of the Bankruptcy Code in order to facilitate the reorganization of the Company's core businesses and the restructuring of the Company's long-term debt, revolving credit and trade and other obligations. The Company continues to operate with its existing directors and officers as a debtor-in-possession subject to the Bankruptcy Court's supervision and orders. Excluded from the filing were certain businesses in the Company's Proprietary Products Group, including: Castle Communications plc (and its related affiliates); The St. Clair Entertainment Group, Inc.; and Red Ant Entertainment LLC ("Red Ant") (and its related affiliates). The filing was made in the U.S. District Court for the Southern District of New York in Manhattan.

The filing of the petition under Chapter 11 of the Bankruptcy Code resulted in the occurrence of an Event of Default under the Company's: (i) Indenture relating to its 11.25% Senior Subordinated Notes due 2005; (ii) Credit
Agreement; (iii) 6% Exchangeable Notes; and (iv) Mortgage Bond for its distribution facility in Coral Springs, Florida.

Pursuant to the provisions of the Bankruptcy Code, all of the Company's liabilities as of July 14, 1997, were automatically stayed upon the Company's filing of its petition for reorganization. In addition, absent approval from the Bankruptcy Court, the Company is prohibited from paying any pre-petition obligations. In hearings held on July 14 and 16, 1997, the Bankruptcy Court approved the Company's request for payment of certain pre-petition wages and benefits, use of the Company's cash management system and retention of legal and financial professionals.

In the Company's  Chapter 11 case,  substantially all liabilities as of the date of the Filing are subject to settlement under a plan of reorganization to be voted upon by the Company's creditors and stockholders and confirmed by the Bankruptcy Court. Schedules have been filed by the Company with the Bankruptcy Court setting forth the assets and liabilities of the Company as of the date of the Filing as shown by the Company's accounting records. Differences between amounts shown by the Company and claims filed by creditors are being investigated and resolved. The ultimate amount and settlement terms for pre-petition liabilities are subject to a plan of reorganization, and accordingly, are not presently determinable.

Under the Bankruptcy Code, the Company may elect to assume or reject real estates leases, employment contracts, personal property leases, service contracts and other executory pre-petition leases and contracts, subject to Bankruptcy Court approval. The Company cannot presently determine or reasonably estimate the ultimate liability which may result from the filing of claims for any rejected contracts or from leases which may be rejected at a future date.

The principal categories of claims classified as "Liabilities subject to settlement under the reorganization case" are identified below. All amounts presented below may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determination as to the security of certain claims, the value of any collateral securing such claims, or other events.



Liabilities Subject to Settlement                                                                   (000's)
                                                                                                    -------
Under the Reorganization Case                                                                    March 31, 1998
-----------------------------                                                               ---------------------

Accounts payable and accrued expenses                                                              $146,476
Pre-Petition  Credit Agreement                                                                      144,100
11.25% Senior Subordinated Notes due 2005                                                           125,000
6% Exchangeable Notes                                                                                10,805
Other Promissory Notes                                                                                1,395
Obligations under capital leases                                                                          4
Accounts payable Non-Debtor Subsidiaries                                                                 75
                                                                                                   --------
                                                                                                   $427,855
                                                                                                   ========

Alliance intends to present a plan of reorganization to the Bankruptcy Court to reorganize the Company's core business and restructure the Company's long-term debt, revolving credit and trade obligations. Under provisions of the Bankruptcy Code, the Company has the exclusive right to file a plan at any time prior to April 30, 1998 and to solicit acceptance of a plan of reorganization until June 30, 1998, each subject to possible extension as approved by the Bankruptcy Court.

In the event that a plan of reorganization is approved by the Bankruptcy Court, continuation of the business after reorganization will be dependent upon the success of future operations and the Company's ability to meet its obligations as they become due. In the event that such a plan of reorganization is not approved by the Bankruptcy Court and a Restructuring Plan is not consummated, the ability of the Company to continue as a going concern depends on the success of future operations and the ability of the Company to generate sufficient cash from operations and financing sources to meet its obligations as they become due and to finance its operations. The accompanying financial statements have been prepared on a going concern basis, which, except as disclosed, contemplates continuity of operations, realization of assets and discharge of liabilities in the ordinary course of business. As a result of the Chapter 11 filing, the Company may have to sell or otherwise dispose of assets and discharge or settle liabilities for amounts other than those reflected in the financial statements. Further, a plan of reorganization could materially change the amounts currently recorded in the financial statements. The financial statements do not give effect to all adjustments to the carrying value of assets, or amounts and classification of liabilities that might be necessary as a consequence of the proceeding. The appropriateness of using the going concern basis is dependent upon, among other things, confirmation of a plan of reorganization, success of future operations and the ability to generate sufficient cash from operations and financing sources to meet obligations.

In addition, valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on generally accepted accounting principles, the basis on which the accompanying financial statements are prepared. Accordingly, the values set forth in the accompanying financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court. As a result, valuations of the Company based on the accompanying financial statements may be significantly higher than valuations used by the Company in determining the amounts to be received, if any, by each class of creditors under a plan of reorganization.

DIP Financing

In connection with the Company's Chapter 11 filing, on July 16, 1997, the Company entered into a DIP Financing Agreement with Chase Manhattan Bank providing for a maximum of $50 million of debtor-in-possession ("DIP") financing subject to approval by the Bankruptcy Court. The DIP Financing Agreement is intended to address the Company's immediate working capital needs and to support the Company's operations during its Chapter 11 proceedings. The Company's use of the full DIP Financing Agreement was approved by the Court.

The DIP Financing Agreement provides for borrowings under a revolving credit and a letter of credit facility. Loans under the revolving credit facility bear interest at either the Alternate Base Rate (as defined in the DIP Financing Agreement) plus 1.5% or at the Adjusted LIBOR Rate (as defined in the DIP Financing Agreement) plus 2.75%. Loans under the letter of credit facility bear interest at the Alternate Base Rate plus 1.5%. The terms of the DIP Financing Agreement contain certain restrictive covenants including: limitations on the incurrence of additional guarantees, liens and indebtedness; limitations on the sale of assets and the making of capital expenditures. The DIP Financing Agreement also requires that the Company meet certain minimum earnings before taxes and other expenses as defined through the end of 1998.

Under the DIP Financing Agreement, Chase Manhattan Bank has been given a perfected first priority lien on all property and assets of the Company and its fourteen wholly-owned debtor-in-possession subsidiaries. The banks who are parties to the Pre-Petition Credit Agreement, as well as certain other secured creditors of the Company, have been granted replacement liens on the Company's assets (junior to the lien granted under the DIP Financing Agreement) to adequately protect such creditors' secured claims against the Company prior to its Chapter 11 filing.

The DIP  Financing  Agreement  expires on January 31, 1999, or earlier upon the occurrence of certain events, including confirmation of a plan of reorganization by the Bankruptcy Court, a sale of substantially all of the assets of the Company, or failure by the Company to receive a final order confirming a plan of reorganization.

     On March 18, 1998, the Company and Chase Manhattan agreed to an amendment to the DIP Financing Agreement. The terms of the amendment modify certain covenants related to (1) permitted capital expenditures, (2) minimum earnings before interest, taxes, depreciation and amortization, as defined, (3) minimum carrying value of inventories, and (4) the amount of permitted selling, general and administrative expenses relating to certain non core operations. The amendments were approved by the bankruptcy court on April 1, 1998.

Indebtedness

     As a result of the Filing, substantially all debt outstanding at July 14, 1997, was classified as liabilities subject to settlement. No principal or interest payments are made on any pre-petition debt (excluding interest payments on the Pre-petition Credit Agreement with Chase Manhattan Bank) without Bankruptcy Court approval or until a reorganization plan defining the repayment terms has been approved.

     Generally, interest on pre-petition debt ceases accruing upon the filing of a petition under the Bankruptcy Code. However, if debt is collateralized by an interest in property whose value (minus the cost of preserving such property) exceeds the amount of the debt, post-petition interest may be payable. Other than those noted above, no other determinations have yet been made regarding the value of the property interests which collateralize various debts. Although interest may be paid pursuant to an order of the Bankruptcy Court, other than interest on the Pre-petition Credit Agreement, it is uncertain whether any other post-petition interest will be payable or paid. The Company believes at this time that it is unlikely that such interest will be paid. Contractual interest expense not recorded on certain pre-petition debt (11.25% Senior Subordinated Notes due 2005, 6% Exchangeable Notes and other promissory notes) totaled approximately $1.3 million for the month ended March 31, 1998.

Income Taxes

     Based upon current operations of the Company and other factors, an income tax benefit was not recorded for the Company and its fourteen wholly owned subsidiaries which filed under Chapter 11 for the month ended March 31, 1998. The Company anticipates that pre-tax losses, if any, which may be realized during the fiscal year ending December 31, 1998, will not result in the recording of any additional tax benefit by the Company. Further, any net operating loss carry forwards prior to, and subsequent to the filing date, may be severely reduced by the bankruptcy case.

Reorganization Items

     The Company  recorded  the  following  expense and income  items during the
month  ended  March  31,  1998,   directly   associated   with  the  Chapter  11
reorganization proceedings and the resulting restructuring of its operations:

                                                          (000's)
                                                        Month Ended
                                                      March 31, 1998
                                                    -------------------
Professional fees                                         $1,122

Professional fees represent estimates of expenses incurred, primarily for legal, consulting and accounting services provided to the Company and the creditors committee (which are required to be paid by the Company while in Chapter 11). Interest income represents interest earned on cash invested during the Chapter 11 proceeding.

                          ALLIANCE ENTERTAINMENT CORP.
                          Trade Payables and Insurance
                               March 31, 1998


     To the best of the Company's knowledge, all post-petition trade payables are current and all insurance policies, including all applicable workers' compensation and disability insurance policies, are fully paid as of March 31, 1998.

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)


Court Reporting Schedules - Tax Payments and Collections
Month ended March 31, 1998

Gross Wages Paid                                          $1,871,213.28             Schedule I
Payroll Taxes Withheld                                       454,602.30             Schedule II
Payroll Taxes Incurred                                       183,542.27             Schedule III
Gross Taxable Sales                                           68,169.44             Schedule IV
Sales Tax Collected                                            4,636.78             Schedule IV
Payment of Payroll Taxes                                          -                 Schedule V
Payment of Tax Payments                                      265,279.72             Schedule VI


                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)
                                                                    Schedule I

Court Reporting Schedules for Payroll Tax Payments and Collections Two week periods ended March 6 and March 20

GROSS WAGES PAID


Two Week Period Ended
      Date                                                                                      Gross Wages
---------------------                                                                         --------------
March 6, 1998                                                                                 $ 1,002,499.05
March 20, 1998                                                                                    868,714.23
                                                                                              --------------
Total                                                                                         $1,871,213.28
                                                                                              ==============

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)

                                                                    Schedule II

Court Reporting Schedules for Payroll Tax Payments and Collections Two week periods ended March 6 and March 20

PAYROLL TAXES WITHHELD

Two Week Periods Ended                                                                           Payroll Tax
      Date                               Tax Type                                                 Withheld
---------------------                ------------------                                         -----------
March 6, 1998                        Federal Income Tax                                         $152,038.53
                                     FICA & MEDI w/h                                              76,691.24
                                     State w/h                                                    16,449.16
                                     Local w/h                                                     2,844.60
March 20, 1998                       Federal Income Tax                                          128,391.81
                                     FICA & MEDI w/h                                              65,512.95
                                     State w/h                                                    11,331.09
                                     Local w/h                                                     1,342.92
                                                                                              -------------
                                                             TOTAL                              $454,602.30
                                                                                              =============

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)

                                                                   Schedule III

Court Reporting Schedules for Payroll Tax Payments and Collections Two week periods ended March 6 and March 20

PAYROLL TAXES INCURRED

Two Week Period Ended                Employer Payroll                                               Amount
      Date                           Tax Contributions                                             Incurred
---------------------                ---------------------                                      -----------
March 6, 1998                        FICA & MEDI Expenses                                        $76,691.18
                                     FUTA                                                          3,770.24
                                     Disability/SUI                                               15,757.63
March 20, 1998                       FICA & MEDI Expenses                                         65,512.86
                                     FUTA                                                          3,029.88
                                     Disability/SUI                                               18,780.48
                                                                                                -----------
                                                              TOTAL                             $183,542.27
                                                                                                ===========

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)
                                                                   Schedule IV

Schedules of Sales and Meals Tax Collected


Month Ended March 31, 1998


                                                                 Sales Tax            Gross Taxable
Taxing Jurisdiction                                              Collected                Sales
-----------------------------------------
Florida Department of Revenue                                    $1,975.32            $32,922.00
State Board of Equalization - California                          1,309.12             17,292.25
New York Department of Revenue                                      618.21              7,677.06
New York Department of Revenue                                        7.31                 91.41
New Jersey Department of Revenue                                     98.08              1,634.72
State of Michigan - Department of Treasury                          204.85              3,414.00
State of Board of Equalization - California                         423.89              5,138.00
                                                                 ---------            ----------
                                                                 $4,636.78            $68,169.44
                                                                 =========            ==========

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)

                                                                    Schedule V

Court Reporting Schedules for Payroll Tax Payments and Collections Two week periods ended March 6 and March 20


PAYMENT OF TAXES

Tax Period          Tax Type                 Taxing Jurisdiction               Date Paid    Amount Paid
-----------         --------                 -------------------               ---------    -----------






The Company's payroll is processed by a third party payroll service. Accordingly, at each payroll period the Company transfers funds to the payroll service who in turn makes payments directly to the appropriate taxing jurisdiction on the Company's behalf.

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)

                                                                   Schedule VI

Schedules of Tax Payments

Month Ended March 31, 1998

           Tax Jurisdiction                          Tax Type                    Amount Paid       Date Paid
--------------------------------------------  ----------------------------     ---------------- --------------------
Florida Department of Revenue                 Florida Sales and Use Tax             $  1,945.32  March 20, 1998
State Board of Equalization - California      California Sales and Use Tax               381.00  March 20, 1998
New York Department of Revenue                Sales and Use Tax                          981.59  March 23, 1998
New York Department of Revenue                Sales and Use Tax                          290.79  March 19, 1998
City of Albany, New York                      Property Tax                             3,972.00  March 1, 1998
City of Albany, New York                      Property Tax                            18,546.59  March 10, 1998
Georgia Income Tax Division                   Income Tax                                 500.00  March 16, 1998
Massachussetts Department of Revenue          Income Tax                                 456.00  March 16, 1998
Tennessee Department of Revenue               Franchise Tax                               10.00  March 25, 1998
Tennessee Department of Revenue               Franchise Tax                               10.00  March 25, 1998
Tennessee Department of Revenue               Franchise Tax                               10.00  March 25, 1998
Tennessee Department of Revenue               Franchise Tax                               10.00  March 25, 1998
Tennessee Department of Revenue               Franchise Tax                               10.00  March 25, 1998
Tennessee Department of Revenue               Franchise Tax                               10.00  March 25, 1998
Broward County Revenue Collection             Property Tax                           235,849.19  March 25, 1998
Broward County Revenue Collection             Property Tax                             2,297.24  March 25, 1998
                                                                                   -------------
                                               TOTAL                                $265,279.72
                                                                                   =============

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


------------------------------------------------x
In re                                           :
                                                :    Chapter 11
ALLIANCE ENTERTAINMENT CORP., et al,            :    Case No. 97 B 44673
                                                :    through 97 B 44687  (BRL)
                                    Debtors.    :
                                                :    (Jointly Administered)
------------------------------------------------x

                      Verification Under Penalty of Perjury

STATE OF NEW YORK          )
                           )       ss:
COUNTY OF NEW YORK         )

                  David Hawthorne, being duly sworn, deposes and says:

     1. I am Executive Vice President, Chief Financial Officer of Alliance Entertainment Corp. The foregoing operating statements of Alliance Entertainment Corp. and subsidiaries were prepared under my direction.

     2. The foregoing operating statements are true and correct to the best of my knowledge, information and belief.


                               /s/ David E. Hawthorne
                              --------------------------------
                                    David E. Hawthorne


Sworn to before me this
1st day of May, 1998


/s/ Maryann Vertucci
---------------------------